Dreyfus
BASIC Intermediate
Municipal Bond Portfolio



ANNUAL REPORT August 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                            25   Board Members Information

                            27   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                                  Dreyfus BASIC
                                         Intermediate Municipal  Bond Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus BASIC Intermediate Municipal Bond Portfolio, covering the 12-month period from September 1, 2001 through August 31, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Douglas Gaylor.

As a falling stock market dominated the financial headlines during the reporting period, bonds generally produced relatively attractive returns. Prices of bonds that are more interest-rate sensitive, such as high quality municipal securities, rallied as investors pushed back their expectations of the timing of interest-rate hikes. On the other hand, the war on terrorism, instability in the Middle East and new disclosures of questionable accounting practices among U.S. corporations generally hurt bonds that are credit sensitive, such as lower rated and tax-exempt corporate bonds.

Although negative investor sentiment has created a challenging market environment over the near term, we believe that the most critical issue for long-term performance is not investor psychology, but whether the economy and corporate profits achieve a sustainable uptrend. We have recently seen a number of positive fundamental factors suggesting that a moderate expansion of economic activity and profits is likely. In addition, the reliability of financial statements, which has weighed heavily on the markets so far in 2002, should improve in 2003 and 2004, due in part to recent legislation.

Nonetheless, if you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 16, 2002




DISCUSSION OF PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus BASIC Intermediate Municipal Bond Portfolio perform relative to its benchmark?

For the 12-month period ended August 31, 2002, the portfolio produced a total return of 5.62% .(1) The Lehman Brothers 7-Year Municipal Bond Index (the " Index" ), the portfolio's benchmark, achieved a total return of 6.86% for the same period.(2) Additionally, the portfolio is reported in the Lipper Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 5.39%.(3)

We attribute the portfolio's positive overall returns to declining interest rates during the reporting period, as well as the beneficial effects of surging investor demand for tax-exempt securities throughout the reporting period. The portfolio was able to outperform its Lipper category average during the reporting period. However, the portfolio' s total return lagged that of its benchmark primarily, in our opinion, because the Index does not take into account fees and expenses that are associated with operating a mutual fund and because the portfolio's returns must reflect any realized or unrealized losses while the Index can rebalance without reporting these losses.

What is the portfolio's investment approach?

The portfolio seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. In pursuit of this objective, we conduct a rigorous analysis of each individual bond's structure. Our bond structure analysis helps identify bonds that will assist us in seeking to maximize income and achieve a competitive total return, which is the combination of income earned and bond price changes over a period of time.

First, we try to allocate between one-quarter and one-half of the total portfolio to bonds that we believe have the potential to offer attractive

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that the prices of these bonds will rise as they return to favor over time.

We also look for bonds that potentially can provide consistently high current yields. We often find such opportunities in modest premium bonds. We not only look for bonds that we expect to provide highly competitive yields, but we try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

What other factors influenced the portfolio's performance?

When the reporting period began, the U.S. economy was in recession, and existing economic weakness was soon intensified by the September 11 terrorist attacks. In an attempt to stimulate renewed economic growth, the Federal Reserve Board (the " Fed" ) continued to reduce interest rates, driving the benchmark federal funds rate to its lowest level in 40 years. With few inflationary pressures on the horizon, long-term municipal bond prices generally rose in this environment and yields fell.

In addition, a highly volatile stock market caused a "flight to quality" among investors seeking a relatively stable investment alternative. As a result, investor demand for high quality tax-exempt bonds rose throughout the reporting period, more than offsetting an increase in supply and causing intermediate-term municipal bond prices to rally further.

In this environment, the portfolio benefited from its holdings of discount bonds. As these bonds returned to favor among investors, we sold them at attractive prices. We generally redeployed those assets to "cushion bonds," which had fallen out of favor as interest rates declined. Cushion bonds are relatively defensive income-oriented securities selling either at face value or at modest premiums to the prices they will command when redeemed early by their issuers. They tend to perform best when the economy improves, interest rates rise and the municipal bond market declines. This shift in emphasis from discount bonds to cushion bonds caused a reduction in the portfolio's average duration, a measure of sensitivity to changing interest rates. This also contributed to the portfolio's defensive posture.

What is the portfolio's current strategy?

As of the end of the reporting period, the economic recovery has not been strong enough to warrant interest-rate hikes, the stock market has continued to decline and the municipal bond market has continued to rally. As a result, the portfolio's defensive posture has not yet benefited performance.

Nonetheless, we have maintained our defensive strategy, which includes a relatively short average duration and focuses on out-of-favor, income-oriented bonds with maturities in the 10- to 15-year range. This strategy is designed to produce competitive levels of tax-exempt income in today's low interest-rate environment, while potentially preserving capital if and when interest rates begin to rise. Although we do not expect the Fed to increase short-term interest rates in the immediate future, we expect it to do so when the economy gains sufficient momentum.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. PERFORMANCE FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN WHICH SHAREHOLDERS ARE GIVEN AT LEAST 90 DAYS' NOTICE, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus BASIC Intermediate Municipal Bond Portfolio and the Lehman Brothers 7-Year Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/02


                                                                Inception                                                From
                                                                  Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO                                                        5/4/94             5.62%              6.03%             6.53%

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO ON 5/4/94 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/94 IS USED AS THE BEGINNING VALUE ON 5/4/94. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO INVESTS PRIMARILY IN MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX, UNLIKE THE PORTFOLIO, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, 7-YEAR TAX-EXEMPT GEOGRAPHICALLY UNRESTRICTED BOND MARKET CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING THE PORTFOLIO. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

August 31, 2002

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.7%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALASKA--1.0%

Alaska Housing Finance Corp. 5.10%, 6/1/2012                                                  1,270,000                1,329,500

CALIFORNIA--2.5%

California Public Works Board, LR

   (University of California)
   5.40%, 12/1/2016 (Insured; AMBAC)                                                          1,000,000                1,077,210

Hemet, COP (Capital Projects) 6.50%, 2/1/2003                                                   200,000                  203,704

Los Angeles Regional Airports Improvement Corp., LR

   (Terminal Four Project) 7%, 12/1/2012                                                      1,000,000                  894,110

West Sacramento Redevelopment Agency, Tax Allocation

  (West Sacramento Redevelopment Project)

   4.75%, 9/1/2016 (Insured; MBIA)                                                            1,000,000                1,038,090

COLORADO--3.0%

Archuleta & Hinsdale Counties

   (School District Number 50JT)
   5.50%, 12/1/2014 (Insured; MBIA)                                                             750,000                  820,358

Colorado Water Resources & Power Development
   Authority, Drinking Water Revenue 5.25%, 9/1/2015                                          1,000,000                1,072,620

Denver City and County, Airport Revenue
   7.25%, 11/15/2007                                                                            180,000                  184,892

Westminster, MFHR (Semper Village Apartments)

   5.95%, 9/1/2015 (Guaranteed; AXA Reinsurance)                                              1,830,000                1,888,212

DELAWARE--5.2%

Delaware Economic Development Authority, PCR

   (Delmarva Power) 4.90%, 5/1/2026 (Insured; AMBAC)                                          5,000,000                5,353,150

Delaware Housing Authority, Revenue 5.15%, 7/1/2017                                           1,355,000                1,406,070

FLORIDA--5.0%

Dade County, Water & Sewer Systems Revenue

   5%, 10/1/2013 (Insured; FGIC)                                                              3,800,000                3,917,382

Pace Property Finance Authority, Inc.,

  Utility System Improvement Revenue

   5.125%, 9/1/2012 (Insured; AMBAC)                                                          1,055,000                1,128,375

Palm Beach County, Criminal Justice Facilities Revenue

   5.90%, 6/1/2008 (Insured; FGIC,
   Prerefunded 6/1/2004)                                                                      1,400,000  (a)           1,531,992

GEORGIA--.7%

Atlanta, Public Improvement 5%, 12/1/2013                                                       825,000                  868,280

HAWAII--2.8%

Hawaii 5.80%, 1/1/2005                                                                        1,000,000                1,086,640

Hawaii Harbor, Capital Improvement Revenue

   6.20%, 7/1/2008 (Insured; FGIC)                                                            1,000,000                1,087,250

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HAWAII (CONTINUED)

Hawaii Housing & Community Development Corp.,

   Single Family Mortage Purchase Revenue
   6.05%, 7/1/2010                                                                            1,465,000                1,536,888

IDAHO--1.7%

Idaho Housing and Finance Association
  (Single Family Mortgage)

   5.55%, 7/1/2016                                                                              925,000                  968,447

Kootenai County (School District Number 272)

   4.80%, 8/1/2009 (Insured; FSA)                                                               720,000                  748,886

Madison County (School District Number 321 Rexburg)

   4.60%, 2/1/2009 (Insured; MBIA)                                                              495,000                  508,964

INDIANA--.8%

Indiana Transportation Finance Authority,

   Airport Facilities LR (United Air) 6.25%, 11/1/2003                                        1,000,000                1,027,460

LOUISIANA--2.9%

Louisiana Office Facilities Corp., LR
  (Capital Complex Program):

      5.50%, 5/1/2015 (Insured; AMBAC)                                                          705,000                  783,777

      5.25%, 3/1/2017 (Insured; MBIA)                                                         1,500,000                1,586,130

Orleans Parish School Board
   5.20%, 2/1/2014 (Insured; FGIC)                                                            1,355,000                1,417,520

MAINE--1.6%

Maine Municipal Bond Bank 5.30%, 11/1/2013                                                    2,000,000                2,071,200

MARYLAND--4.8%

Maryland Community Development Administration,
  Department of Housing & Community Development:

      Insured Mortgage Loan 5.125%, 5/15/2017                                                 1,250,000                1,310,313

      MFHR 6.50%, 5/15/2013                                                                   1,000,000                1,031,910

      (Single Family Program) 4.75%, 4/1/2013                                                 1,000,000                1,039,080

Maryland Health and Higher Educational
   Facilities Authority, Revenue

   (University of Maryland Medical Systems)
   5.75%, 7/1/2017                                                                            2,000,000                2,156,380

Prince Georges County, Revenue (Dimensions Health Corp.):

   5.10%, 7/1/2006                                                                            1,000,000                  628,520

   5.375%, 7/1/2014                                                                             250,000                  131,508

MASSACHUSETTS--3.5%

Lynn 5.25%, 1/15/2011 (Insured; FSA)                                                          4,320,000                4,582,742


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MICHIGAN-2.2%

Greater Detroit Resource Recovery Authority, Revenue

   6.25%, 12/13/2008 (Insured; AMBAC)                                                         1,000,000                1,172,060

Michigan Hospital Finance Authority, HR

   (Genesys Health System) 7.10%, 10/1/2002                                                     860,000                  864,300

Three Rivers Community Schools

   4.90%, 5/1/2013 (Insured; FSA)                                                               745,000                  784,738

MINNESOTA--1.3%

Minnesota 5.25%, 11/1/2011                                                                    1,500,000                1,632,630

MISSOURI--.8%

Missouri Housing Development Commission,
  Multi-Family Housing

   4.85%, 12/1/2011                                                                           1,000,000                1,048,020

NEBRASKA--.8%

Lancaster County
  (School District Number 1--Lincoln Public Schools)

   5.20%, 1/15/2011                                                                           1,000,000                1,032,550

NEW JERSEY--.6%

New Jersey Transportation Trust Fund Authority

   (Transportation Systems)
   5.50%, 6/15/2012 (Insured; MBIA)                                                             780,000                  831,059

NEW YORK--1.6%

New York City Housing Development Corp., MFHR
   5.125%, 11/1/2014                                                                          1,000,000                1,046,910

New York State Thruway Authority,
   Service Contract Revenue

   (Local Highway and Bridge) 5.75%, 4/1/2006                                                 1,000,000                1,100,300

NORTH CAROLINA--3.8%

Appalachian State University, Revenue

  (Housing & Student Center System)

   5.625%, 7/15/2015 (Insured; MBIA,
   Prerefunded 7/15/2003)                                                                     1,250,000  (a)           1,321,075

Charlotte, COP (Convention Center)
   5.25%, 12/1/2013 (Insured; AMBAC)                                                          2,150,000                2,227,744

North Carolina Eastern Municipal Power Agency,

   Power System Revenue 7%, 1/1/2008                                                          1,250,000                1,433,675

NORTH DAKOTA--.2%

Grand Forks 4.90%, 12/1/2011                                                                    215,000                  222,727

                                                        The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
--------------------------------------------------------------------------------------------------------------------------------

OHIO--5.7%

Alliance, Sewer System Revenue
   6%, 10/15/2010 (Insured; AMBAC)                                                            2,060,000                2,268,431

Northeast Regional Sewer District, Wastewater Revenue

   5.50%, 11/15/2012 (Insured; AMBAC)                                                         2,500,000                2,744,275

Ohio Public Facilities Commission

  (Higher Education Capital Facilities)

   5%, 5/1/2010 (Prerefunded 5/1/2007)                                                        2,250,000  (a)           2,480,918

OKLAHOMA--.6%

Oklahoma Development Finance Authority,
  Health Facilities Revenue

   (Oklahoma Hospital Association)
   5.125%, 6/1/2012 (Insured; AMBAC)                                                            785,000                  853,609

OREGON--1.0%

Lane County (School District Number 4J Eugene)
   4.75%, 1/1/2011                                                                            1,000,000                1,028,620

Malheur County (School District Number 26)
   5.40%, 6/1/2009                                                                              255,000                  274,719

PENNSYLVANIA--16.3%

Berks County Municipal Authority, Revenue

   (Phoebe--Devitt Homes Project) 5.50%, 5/15/2011                                            1,000,000                  998,610

Butler County Hospital Authority, Health Center Revenue

   (Saint Francis Health Care Project) 6%, 5/1/2008                                           1,860,000                1,213,594

Cambria County 6.625%, 8/15/2014 (Insured; FGIC)                                              3,550,000                3,933,613

Harrisburg Authority, Office and Parking Revenue:

   5.50%, 5/1/2005                                                                              650,000                  688,597

   5.75%, 5/1/2008                                                                            1,000,000                1,117,900

Harrisburg Redevelopment Authority, Revenue

   Zero Coupon, 11/1/2017 (Insured; FSA)                                                      2,750,000                1,327,343

Pennsylvania Convention Center Authority, Revenue
   6.25%, 9/1/2004                                                                              120,000                  125,220

Pennsylvania Economic Development Financing Authority,

   RRR (Northampton Generating) 6.40%, 1/1/2009                                               1,000,000                1,021,050

Pennsylvania Higher Educational Facilities Authority, Revenue
   (University Health Services) 5.35%, 1/1/2008                                               4,500,000                4,758,255

Pennsylvania Intergovernmental Cooperative Authority,

  Special Tax Revenue (Philadelphia Funding Program)

   5.50%, 6/15/2011 (Insured; FGIC)                                                           1,300,000                1,419,743

Philadelphia Hospitals and Higher Education Facilities
   Authority, Revenue (Northwestern Corp.)

   6.50%, 6/1/2004 (Prerefunded 6/1/2003)                                                       560,000  (a)             587,166


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Philadelphia Redevelopment Authority, MFHR

   (Schuylkill Apartments) 5.10%, 12/1/2003                                                   3,000,000                3,007,380

Sayre Health Care Facilities Authority, Revenue

   (Guthrie Health) 6.25%, 12/1/2014                                                          1,000,000                1,105,370

RHODE ISLAND--.8%

Rhode Island Consolidated Capital Development Loan

   5.95%, 8/1/2013 (Insured; MBIA)                                                            1,000,000                1,058,470

SOUTH CAROLINA--1.2%

Pickens County School District

   (School District Enhance Program) 5%, 5/1/2012                                             1,135,000                1,220,397

Surfside Beach 5.10%, 3/1/2010 (Insured; MBIA)                                                  355,000                  369,849

TENNESSEE--1.7%

Knox County Public Improvement

   5.25%, 4/1/2014 (Prerefunded 4/1/2006)                                                     2,000,000  (a)           2,217,800

TEXAS--5.6%

Brazos Higher Education Authority, Student Loan Revenue

   6.20%, 12/1/2002                                                                             180,000                  181,957

Brazos River Authority, PCR (TXU Electric Co. Project)

   5.75%, 5/1/2036                                                                            2,625,000                2,658,337

Irving Hospital Authority, HR (Irving Healthcare Systems)

   5.70%, 7/1/2008 (Insured; FSA)                                                             1,675,000                1,781,965

Mesquite Health Facilities Development Corp.,

  Retirement Facilities Revenue (Christian Retirement Facility)

   5.80%, 2/15/2003                                                                             315,000                  317,340

North Harris Montgomery Community College District

   5.375%, 2/15/2017 (Insured; FGIC)                                                          1,000,000                1,081,590

San Antonio, Water Revenue:

   6.30%, 5/15/2004 (Insured; FGIC)                                                              45,000                   48,580

   6.30%, 5/15/2004 (Insured; FGIC)                                                             100,000                  107,957

Waco 6%, 2/1/2004 (Insured; FGIC)                                                             1,070,000                1,134,992

UTAH--1.2%

Salt Lake County Municipal Building Authority, LR

   6.15%, 10/1/2010 (Insured; MBIA,
   Prerefunded 10/1/2004)                                                                     1,450,000  (a)           1,599,466

VIRGINIA--2.4%

Brunswick County Industrial Development Authority,

   Correctional Facility LR 5.55%, 7/1/2008 (Insured; MBIA)                                   1,325,000                1,470,154

Fairfax County Economic Development Authority, LR

   (Government Center Properties) 5.50%, 5/15/2014                                            1,650,000                1,719,399

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WASHINGTON--1.7%

Energy Northwest, Wind Project Revenue
   5.60%, 7/1/2015                                                                            1,000,000                1,005,890

Washington Health Care Facilities Authority, Revenue

  (Gray Harbor Community Hospital)

   5.75%, 7/1/2010 (Insured; Asset Guaranty)                                                  1,180,000                1,273,184

WEST VIRGINIA--.8%

West Virginia Housing Development Fund

   (Housing Finance) 5%, 11/1/2014                                                            1,000,000                1,023,240

WISCONSIN--4.8%

Badger Tobacco Asset Securitization Corp.,

   Tobacco Settlement Revenue 6%, 6/1/2017                                                    2,000,000                2,000,500

Kenosha Zero Coupon, 10/15/2008 (Insured; MBIA)                                               2,000,000                1,615,140

Milwaukee, Corporation Purpose 5%, 6/15/2010                                                  1,500,000                1,624,725

Wisconsin Health and Educational Facilities
   Authority, Revenue (Franciscan Skemp Medical Center)
   5.875%, 11/15/2010                                                                         1,000,000                1,071,440

WYOMING--.7%

Wyoming Farm Loan Board, Capital Facilities Revenue

   Zero Coupon, 10/1/2004                                                                     1,000,000                  958,050

U.S. RELATED--6.4%

Puerto Rico Commonwealth Highway and Transportation

   Authority, Highway Revenue 5.40%, 7/1/2006                                                 8,000,000                8,371,120
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $123,743,663)                                                              97.7%             128,001,303

CASH AND RECEIVABLES (NET)                                                                          2.3%               3,011,515

NET ASSETS                                                                                        100.0%             131,012,818


Summary of Abbreviations

AMBAC               American Municipal Bond
                          Assurance Corporation

COP                 Certificate of Participation

FGIC                Financial Guaranty Insurance
                          Company

FSA                 Financial Security Assurance

HR                  Hospital Revenue

LR                  Lease Revenue

MBIA                Municipal Bond Investors Assurance
                          Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

RRR                 Resource Recovery Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              55.7

AA                               Aa                              AA                                               20.8

A                                A                               A                                                15.8

BBB                              Baa                             BBB                                               4.5

BB                               Ba                              BB                                                 .7

B                                B                               B                                                 1.0

Not Rated (b)                    Not Rated (b)                   Not Rated (b)                                     1.5

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE PORTFOLIO MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio




STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           123,743,663   128,001,303

Cash                                                                  1,025,154

Interest receivable                                                   1,698,988

Receivable for shares of Common Stock subscribed                        354,489

Prepaid expenses                                                         10,328

                                                                    131,090,262
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            36,996

Accrued expenses and other liabilities                                   40,448

                                                                         77,444
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      131,012,818
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     126,433,363

Accumulated undistributed investment income--net                         15,620

Accumulated net realized gain (loss) on investments                     306,195

Accumulated net unrealized appreciation
  (depreciation) on investments                                       4,257,640
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      131,012,818
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)       9,625,616

NET ASSET VALUE, offering and redemption price per share ($)              13.61

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended August 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,050,576

EXPENSES:

Management fee--Note 3(a)                                              728,526

Shareholder servicing costs--Note 3(b)                                  89,186

Professional fees                                                       22,855

Registration fees                                                       20,496

Custodian fees                                                          15,549

Prospectus and shareholders' reports                                    11,271

Directors' fees and expenses--Note 3(c)                                  3,151

Loan commitment fees--Note 2                                             1,701

Miscellaneous                                                           16,180

TOTAL EXPENSES                                                         908,915

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (360,819)

NET EXPENSES                                                           548,096

INVESTMENT INCOME--NET                                               5,502,480
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                293,769

Net unrealized appreciation (depreciation) on investments            1,020,287

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,314,056

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,816,536

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended August 31,
                                             -----------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,502,480           4,863,879

Net realized gain (loss) on investments           293,769           1,712,116

Net unrealized appreciation
   (depreciation) on investments                1,020,287           3,332,418

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    6,816,536           9,908,413
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (5,401,211)         (4,863,879)

Net realized gain on investments               (1,532,879)           (214,433)

TOTAL DIVIDENDS                                (6,934,090)         (5,078,312)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  26,007,597          40,915,492

Dividends reinvested                            5,370,201           3,858,022

Cost of shares redeemed                       (14,959,781)        (34,203,854)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             16,418,017          10,569,660

TOTAL INCREASE (DECREASE) IN NET ASSETS        16,300,463          15,399,761
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           114,712,355          99,312,594

END OF PERIOD                                 131,012,818         114,712,355

Undistributed investment income--net               15,620                 --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,933,346           3,062,179

Shares issued for dividends reinvested            400,232             289,325

Shares redeemed                                (1,112,660)         (2,565,024)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,220,918             786,480

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                                  Year Ended August 31,
                                                             ---------------------------------------------------------------------
                                                                 2002(a)        2001         2000           1999          1998
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.65          13.04        12.88          13.56         13.25

Investment Operations:

Investment income--net                                            .61(b)         .61          .62            .61           .63

Net realized and unrealized
   gain (loss) on investments                                     .13            .64          .17           (.58)          .47

Total from Investment Operations                                  .74           1.25          .79            .03          1.10

Distributions:

Dividends from investment income--net                            (.60)          (.61)        (.62)          (.61)         (.63)

Dividends from net realized gain
   on investments                                                (.18)          (.03)        (.01)          (.10)         (.16)

Total Distributions                                              (.78)          (.64)        (.63)          (.71)         (.79)

Net asset value, end of period                                  13.61          13.65        13.04          12.88         13.56
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 5.62           9.82         6.36            .11          8.51
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .45            .45          .45            .45           .45

Ratio of net investment income
   to average net assets                                         4.53           4.60         4.86           4.55          4.68

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                        .30            .34          .34            .33           .36

Portfolio Turnover Rate                                         12.05          47.00        40.46          60.65         15.38
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         131,013        114,712       99,313        110,344        92,661

(A)  AS REQUIRED,  EFFECTIVE  SEPTEMBER 1, 2001,  THE  PORTFOLIO HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON A  SCIENTIFIC  BASIS FOR DEBT
     SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     AUGUST 31, 2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE BY LESS
     THAN  $.01  AND  DECREASE  NET  REALIZED  AND  UNREALIZED  GAIN  (LOSS)  ON
     INVESTMENTS  PER  SHARE BY LESS  THAN  $.01 AND  INCREASE  THE RATIO OF NET
     INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.46% TO 4.53%. PER SHARE DATA
     AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS  PRIOR TO SEPTEMBER 1, 2001 HAVE
     NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Intermediate Municipal Bond Portfolio (the "portfolio") is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the "fund"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the portfolio. The portfolio's investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold to the public without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained
by    the    Service    from

dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the portfolio received net earnings credits of $7,394 during the period ended August 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio to not distribute such gain.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $18,465, undistributed capital gains $287,774and unrealized appreciation $4,393,844.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2002 and August 31, 2001, respectively, were as follows: tax exempt income $5,401,211 and $4,863,879, ordinary income $497,726 and $128,810 and long-term capital gains $1,035,153 and $85,623.

During the period ended August 31, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $184,245, increased net realized gain (loss) on investments by $29,534 and increased paid-in capital by $154,711. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2002, the portfolio did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the portfolio's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, if the portfolio' s aggregated expense, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the portfolio's average daily net assets, the portfolio may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $360,819 during the period ended August 31, 2002.

(B) Under the Shareholder Services Plan, the portfolio reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the portfolio' s average daily net assets for the certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2002, the portfolio was charged $51,676 pursuant to the Shareholder Services Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for

                                                                  The  Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the portfolio. During the period ended August 31, 2002, the portfolio was charged $22,687 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2002, amounted to $29,407,267 and $14,360,206, respectively.

At August 31, 2002, the cost of investments for federal income tax purposes was $123,607,459; accordingly, accumulated net unrealized appreciation on investments was $4,393,844, consisting of $5,185,212 gross unrealized appreciation and $791,368 gross unrealized depreciation.

NOTE 5--Change in Accounting Principle:

As required, effective September 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to September 1, 2001, the portfolio amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the portfolio, but resulted in a $98,596 increase in accumulated undistributed investment income-net and a corresponding $98,596 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the portfolio on August 31, 2001.

The effect of this change for the year ended August 31, 2002 was to increase net investment income by $85,649, decrease net unrealized appreciation (depreciation) by $37,608 and decrease net realized gains (losses) by $48,041.
The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus BASIC Intermediate Municipal Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Intermediate Municipal Bond Portfolio (one of the series comprising Dreyfus BASIC Municipal Fund, Inc.), as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Intermediate Municipal Bond Portfolio at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
October 1, 2002

                                                        The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the portfolio hereby makes the following designations regarding its fiscal year ended August 31, 2002:

  --all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular federal income tax), and

  --the fund hereby designates $.1198 per share as a long-term capital gain distribution of the $.1774 per share paid on December 7, 2001.

As required by federal tax laws rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

David W. Burke (66)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                              --------------

Samuel Chase (70)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Gordon J. Davis (60)

Board Member (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Partner, LeBoeuf, Lamb, Greene & MacRae

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company, Director

* Phoenix Companies, Inc., a life insurance company, Director

* Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 30

                                                        The Portfolio

BOARD MEMBERS INFORMATION (Unaudited)(CONTINUED)

Joni Evans (60)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of the William Morris Agency

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Arnold S. Hiatt (74)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of The Stride Rite Charitable Foundation

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Isabella Stewart Gardner Museum

* John Merck Fund, a charitable trust

* Business for Socially Responsibility

* American Academy of Arts and Scienses

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Burton N. Wallack (51)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and co-owner of Wallack Management Company, a real estate management company

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 38 years old, and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old, and has been an employee of the Manager since August 1984.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 55 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

                                                        The Portfolio

NOTES

                  For More Information

                        Dreyfus BASIC Intermediate Municipal Bond Portfolio 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  126AR0802